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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of event: October 4, 2000

                         Commission File Number 0-25416

                      BAOA, INC. a/k/a Call-Solutions, Inc.
                 (Name of small business issuer in its charter)

California                                                           33-0563989
(State of Incorporation)                   (I.R.S. Employer Identification No.)

555 Whitehall Street, Atlanta, Georgia                                    30303
(Address of principal executive offices)                             (Zip Code)

                                 (404) 222-0760
              (Registrant's telephone number, including area code)

        2635 Camino Del Rio South, Suite 210, San Diego, California 92108
          (Former name or former address, if changed since last report)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 4, 2000, as a result of items requested for approval in a distributed Proxy Statement and related actions taken at a Special Meeting of the Company's shareholders, the Company terminated the services of S. W. Hatfield, CPA, (Hatfield) as the Company's independent certified public Accountants, effective immediately.

Each of Hatfield's audit reports for the previous two years did not contain an adverse opinion. However each opinion was qualified due to uncertainty and contained the following language:

         "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered losses in prior years, working capital deficiencies and continues to experience liquidity problems that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with their audits for the two most recent years, there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

Hatfield's resignation letter and requested letter addressed to the U. S. Securities and Exchange Commission accompany this report at Exhibit 16.1 and 16.2, respectively.

On October 4, 2000, as approved at the Special Meeting of the Company's shareholders, the Board of Directors, as requested in the circulated Proxy Statement, appointed the engagement of Kahn, Boyd, Levychin, LLP, to perform the audit of the Company's financial statements, beginning with the quarter ended September 30, 2000.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements - None
         Exhibit 16.1 - Letter from S. W. Hatfield, CPA to BAOA, Inc.
         Exhibit 16.2 - Letter from S. W. Hatfield, CPA to U. S. Securities and
                        Exchange Commission

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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                     BAOA, INC.

October 20, 2000                                          /s/ Peter Van Brunt
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                                                              Peter Van Brunt
                                                President, Director, Shareholder
                                                    and Chief Accounting Officer